UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW) PIONEER FLOATING RATE FUND, INC. (PHD) PIONEER HIGH INCOME FUND, INC. (PHT)

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PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)

PIONEER FLOATING RATE FUND, INC. (PHD)

PIONEER HIGH INCOME FUND, INC. (PHT)

60 State Street
Boston, Massachusetts 02109
1-877-361-7966

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

SCHEDULED FOR OCTOBER 3, 2024

To the stockholders of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc.:

The annual meeting of stockholders (the “annual meeting”) of each of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc. (each, a “fund” and, collectively, the “funds”) is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on Thursday, October 3, 2024 at 2:00 p.m., Eastern time, for the following purposes:

1.	To consider and vote upon the election of three Directors of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc. by the holders of shares of Common Stock. Each elected Director will serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies.
2.	To consider and vote upon any other business that may properly come before the annual meeting or any adjournments, postponements, continuation or rescheduling thereof.

The Board of Directors (the “Board”) of each fund knows of no business other than that mentioned in this Notice of Annual Meeting of Stockholders that will be presented for consideration at the annual meeting. If any other matters are properly presented at the annual meeting, it is the intention of the persons named as proxies by the Board to vote on such matters in accordance with their discretion.

Each fund will hold a separate meeting. Stockholders of each fund will vote separately.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR.

The Board has fixed the close of business on August 9, 2024 as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting and any adjournments, postponements, continuation or rescheduling thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 3, 2024: This Notice and the attached Proxy Statement are available on the Internet at https://vote.proxyonline.com/pioneer/docs/2024proxy.pdf.

By Order of each Board of Directors,

Christopher J. Kelley, Chief Legal Officer and Secretary

Boston, Massachusetts
August 21, 2024

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, AND IN ORDER TO FACILITATE TIMELY RECEIPT OF YOUR PROXY VOTE, WE RESPECTFULLY URGE YOU TO SUBMIT VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, YOU MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE. VOTING NOW WILL NOT LIMIT YOUR RIGHT TO CHANGE YOUR VOTE OR TO ATTEND THE ANNUAL MEETING.

33906-00-0824

PROXY STATEMENT OF

PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)

PIONEER FLOATING RATE FUND, INC. (PHD)

PIONEER HIGH INCOME FUND, INC. (PHT)

60 State Street
Boston, Massachusetts 02109
1-877-361-7966

ANNUAL MEETING OF STOCKHOLDERS

This proxy statement contains the information you should know before voting on the proposal described below.

Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any stockholder upon request. Stockholders who want to obtain a copy of a fund’s reports should direct all written requests to the attention of the fund, at the address listed above, or should call the fund at 1-800-710-0935.

INTRODUCTION

This proxy statement is being used by the Board of Directors (the “Board”) of each fund to solicit proxies to be voted at the annual meeting of stockholders (the “annual meeting”) of each fund referenced above. Participating in the annual meeting are holders of shares of common stock, $0.001 par value per share (the “Common Stock”), of each fund referenced above. Each meeting is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 2:00 p.m., Eastern Time, on Thursday, October 3, 2024, and at any adjournments, postponements, continuation, or rescheduling thereof, for the purposes as set forth in the accompanying Notice of Annual Meeting of Stockholders. You may call the funds at 1-800-710-0935 for information on how to obtain directions to be able to attend the annual meeting and vote in person.

This proxy statement and the enclosed proxy card are being mailed to stockholders of each fund on or about August 21, 2024. The annual report for each fund for its most recently completed fiscal year previously was mailed to stockholders.

WHO IS ELIGIBLE TO VOTE

Stockholders of record of each fund as of the close of business on August 9, 2024 (the “record date”) are entitled to vote on all of the funds’ business at the annual meeting and any adjournments, postponements, continuation, or rescheduling thereof. On any matter submitted to a vote of stockholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Even if you plan to attend the annual meeting, please sign, date and return the enclosed proxy card, or provide voting instructions by telephone or over the Internet. If you authorize a proxy to vote your shares by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting site and confirm that your instructions are properly recorded. Shares represented by properly executed proxies, unless revoked prior to exercise at the annual meeting, will be voted according to the stockholder’s instructions. If you sign a proxy card but do not provide instructions, your shares will be voted FOR each of the nominees for Director in Proposal 1. If any other business properly comes before the annual meeting, your shares will be voted at the discretion of the persons named as proxies.

Stockholders of each fund will only vote on proposals relating to their fund.

PROPOSAL 1

ELECTION OF BOARD OF DIRECTORS

Introduction

Stockholders of each fund are being asked to consider the election of Craig C. MacKay, Thomas J. Perna and Fred J. Ricciardi to the Board of Directors of each fund.

Mr. MacKay, Mr. Perna and Mr. Ricciardi stand for election as their terms expire in 2024. Mr. MacKay was elected as a Director of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc. in March 2021, and was most recently elected by stockholders of such funds in 2021. Each of Mr. Perna and Mr. Ricciardi currently serves as a Director of each fund and has served in that capacity continuously since originally elected. Mr. Perna has served as a Director of Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc. since 2006, and Pioneer Diversified High Income Fund, Inc. since 2007. Mr. Perna was most recently elected by stockholders of such funds in 2021. Mr. Ricciardi has served as a Director of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc. since 2014, and was most recently elected by stockholders of such funds in 2021. If elected, each of Mr. MacKay, Mr. Perna and Mr. Ricciardi shall hold office for a three-year term and until his successor is elected and qualified.

Each nominee has consented to being named in this proxy statement and indicated his willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by each of the fund’s Board of Directors. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of Mr. MacKay, Mr. Perna and Mr. Ricciardi as Directors of each fund.

On July 9, 2024, Amundi, the parent company of Amundi Asset Management US, Inc. (the “Adviser”), each fund’s investment adviser, announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.

The closing of the Transaction would cause each fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, each fund’s Board of Directors will be asked to approve a new investment advisory agreement for the fund with Victory Capital Management Inc., an affiliate of Victory Capital. If approved by the Board, each fund’s new investment advisory agreement will be submitted to the stockholders of the fund for their approval at a special meeting of stockholders. There is no assurance that the Board of a fund will approve the new investment advisory agreement. Other changes to the funds, including changes to each fund’s Board, also may be submitted to stockholders for their approval. Neither the Governance and Nominating Committee nor the Board of Directors have considered any other proposed directors.

Stockholders are not being asked to consider approval of a new investment advisory agreement or any other proposals related to the Transaction at this annual meeting.

Director Class Designations and Terms of Office

Each fund’s bylaws (“Bylaws”) provides that a majority of the Board may establish, increase or decrease the number of Directors of the fund, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”) nor more than fifteen Directors. Each fund currently has nine Directors.

Pursuant to each fund’s charter, each fund’s Board is divided into three staggered term classes - Class I, Class II and Class III. The Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire at each annual meeting and any particular Director stands for election every third annual meeting of stockholders.

Each class of Directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Directors for up to two annual meetings.

Director Class Designations and Terms of Office

Currently, the designations and terms of office of each class of Directors of each fund are as follows:

Pioneer Diversified High Income Fund, Inc.

Class I Directors —	Diane Durnin, Benjamin M. Friedman and Marco Pirondini.
Terms expire in 2026.
Class II Directors —	Craig C. MacKay, Thomas J. Perna and Fred J. Ricciardi.
Terms expire in 2024 at the annual meeting. Each of these
Directors has been nominated for election at the annual
meeting.
Class III Directors —	John E. Baumgardner, Jr., Lisa M. Jones and Lorraine H.
Monchak. Terms expire in 2025.

Pioneer Floating Rate Fund, Inc.

Class I Directors —	Mr. Baumgardner, Ms. Jones and Ms. Monchak. Terms expire
in 2025.
Class II Directors —	Ms. Durnin, Dr. Friedman and Mr. Pirondini. Terms expire in
2026.
Class III Directors —	Mr. MacKay, Mr. Perna and Mr. Ricciardi. Terms expire in
2024 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.

Pioneer High Income Fund, Inc.

Class I Directors —	Mr. MacKay, Mr. Perna and Mr. Ricciardi. Terms expire in
2024 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.
Class II Directors —	Mr. Baumgardner, Ms. Jones and Ms. Monchak. Terms expire
in 2025.
Class III Directors —	Ms. Durnin, Dr. Friedman and Mr. Pirondini. Terms expire
in 2026.

Information Regarding the Board’s Nominees and Directors

The following table sets forth for each of the Board’s nominees and other Directors, his or her position(s) with each fund, age, address, principal occupation during at least the past five years and any other board memberships held during at least the past five years. Directors who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as Interested Directors. Directors who are not interested persons of a fund are referred to as Independent Directors. Each of the Directors serves as a Director of each of the 46 U.S. registered funds for which Amundi Asset Management US, Inc. (“Amundi US”) serves as investment adviser (the “Pioneer Funds”). The address for all Directors and all officers of each fund is 60 State Street, Boston, Massachusetts 02109.

Name, Age and
Position Held	Term of Office and		Other Directorships
With the Fund	Length of Service+	Principal Occupation	Held by Director
Independent Directors and Nominees:
Thomas J.	Pioneer Diversified	Private investor (2004 – 2008	Director, Broadridge
Perna (73)	High Income Fund,	and 2013 – present); Chairman	Financial Solutions, Inc.
Chairman of	Inc.: Class II Director	(2008 – 2013) and Chief	(investor communications
the Board and	since 2007. Term expires	Executive Officer (2008 – 2012),	and securities processing
Director	in 2024.	Quadriserv, Inc. (technology	provider for financial
Nominee		products for securities lending	services industry)
	Pioneer Floating Rate	industry); and Senior Executive	(2009 – 2023); Director,
	Fund, Inc.: Class III	Vice President, The Bank of New	Quadriserv, Inc.
	Director since 2006. Term	York (financial and securities	(2005 – 2013); and
	expires in 2024.	services) (1986 – 2004)	Commissioner, New
Jersey State Civil Service
	Pioneer High Income		Commission (2011 –
	Fund, Inc.: Class I		2015)
Director since 2006. Term
expires in 2024.

Name, Age and
Position Held	Term of Office and		Other Directorships
With the Fund	Length of Service+	Principal Occupation	Held by Director
Independent Directors and Nominees:
John E.	Pioneer Diversified	Of Counsel (2019 – present),	Member, Governing
Baumgardner,	High Income Fund,	Partner (1983-2018), Sullivan &	Council and Policy
Jr. (73)*	Inc.: Class III Director	Cromwell LLP (law firm)	Steering Committee,
Director	since 2019. Term expires		Independent Directors
	in 2025.		Council (since 2021);
Chairman, The Lakeville
	Pioneer Floating Rate		Journal Company,
	Fund, Inc.: Class I		LLC, (privately-held
	Director since 2019. Term		community newspaper
	expires in 2025.		group) (2015-2021)

Pioneer High Income
Fund, Inc.: Class II
Director since 2019. Term
expires in 2025.

Name, Age and
Position Held	Term of Office and		Other Directorships
With the Fund	Length of Service+	Principal Occupation	Held by Director
Independent Directors and Nominees:
Diane Durnin	Pioneer Diversified	Managing Director - Head	None
(67)	High Income Fund,	of Product Strategy and
Director	Inc.: Class I Director	Development, BNY Mellon
	since 2020. Term expires	Investment Management
	in 2026.	(investment management firm)
	Pioneer Floating Rate	(2012-2018); Vice Chairman
	Fund, Inc.: Class II	– The Dreyfus Corporation
	Director since 2020. Term	(2005 – 2018): Executive Vice
	expires in 2026.	President Head of Product, BNY
Mellon Investment Management
	Pioneer High Income	(2007-2012); Executive Director-
	Fund, Inc.: Class III	Product Strategy, Mellon Asset
	Director since 2020. Term	Management (2005-2007);
	expires in 2026.	Executive Vice President Head of
Products, Marketing and Client
Service, Dreyfus Corporation
(investment management
firm) (2000-2005); Senior Vice
President Strategic Product and
Business Development, Dreyfus
Corporation (1994-2000)

Name, Age and
Position Held	Term of Office and		Other Directorships
With the Fund	Length of Service+	Principal Occupation	Held by Director
Independent Directors and Nominees:
Benjamin M.	Pioneer Diversified	William Joseph Maier Professor	Trustee, Mellon
Friedman (79)	High Income Fund,	of Political Economy, Harvard	Institutional Funds
Director	Inc.: Class I Director	University (1972 – present)	Investment Trust and
	since 2008. Term expires		Mellon Institutional Funds
	in 2026.		Master Portfolio (oversaw
	Pioneer Floating Rate		17 portfolios in fund
	Fund, Inc.: Class II		complex) (1989 - 2008)
Director since 2008. Term
expires in 2026.
Pioneer High Income
Fund, Inc.: Class III
Director since 2008. Term
expires in 2026.

Name, Age and
Position Held	Term of Office and		Other Directorships
With the Fund	Length of Service+	Principal Occupation	Held by Director
Independent Directors and Nominees:
Craig C.	Pioneer Diversified	Partner, England & Company,	Director, Equitable
MacKay (61)	High Income Fund,	LLC (advisory firm)	Holdings, Inc. (financial
Director	Inc.: Class II Director	(2012 – present); Group	services holding
Nominee	since 2021. Term expires	Head – Leveraged Finance	company) (2022 –
	in 2024.	Distribution, Oppenheimer &	present); Board Member
	Pioneer Floating Rate	Company (investment bank)	of Carver Bancorp, Inc.
	Fund, Inc.: Class III	(2006 – 2012); Group Head –	(holding company)
	Director since 2021. Term	Private Finance & High Yield	and Carver Federal
	expires in 2024.	Capital Markets Origination,	Savings Bank, NA (2017
		SunTrust Robinson Humphrey	– present); Advisory
	Pioneer High Income	(investment bank) (2003	Council Member,
	Fund, Inc.: Class I	– 2006); and Founder and	MasterShares ETF
	Director since 2021. Term	Chief Executive Officer, HNY	(2016 – 2017); Advisory
	expires in 2024.	Associates, LLC (investment	Council Member, The
		bank) (1996 – 2003)	Deal (financial market
information publisher)
(2015 – 2016); Board
Co-Chairman and Chief
Executive Officer, Danis
Transportation Company
(privately-owned
commercial carrier) (2000
– 2003); Board Member
and Chief Financial
Officer, Customer Access
Resources (privately-
owned teleservices
company) (1998 –
2000); Board Member,
Federation of Protestant
Welfare Agencies
(human services agency)
(1993 – present); and
Board Treasurer, Harlem
Dowling Westside Center
(foster care agency)
(1999 – 2018)

Name, Age and
Position Held	Term of Office and		Other Directorships
With the Fund	Length of Service+	Principal Occupation	Held by Director
Independent Directors and Nominees:
Lorraine H.	Pioneer Diversified	Chief Investment Officer,	None
Monchak (67)	High Income Fund,	1199 SEIU Funds (healthcare
Director	Inc.: Class III Director	workers union pension funds)
	since 2015. Term expires	(2001 – present); Vice President
	in 2025.	– International Investments
	Pioneer Floating Rate	Group, American International
	Fund, Inc.: Class I	Group, Inc. (insurance
	Director since 2015. Term	company) (1993 – 2001);
	expires in 2025.	Vice President Corporate
Finance and Treasury Group,
	Pioneer High Income	Citibank, N.A.(1980 – 1986 and
	Fund, Inc.: Class II	1990 – 1993); Vice President
	Director since 2015. Term	– Asset/Liability Management
	expires in 2025.	Group, Federal Farm Funding
Corporation (government-
sponsored issuer of debt
securities) (1988 – 1990);
Mortgage Strategies Group,
Shearson Lehman Hutton,
Inc. (investment bank) (1987
– 1988); Mortgage Strategies
Group, Drexel Burnham
Lambert, Ltd. (investment bank)
(1986 – 1987)

Name, Age and
Position Held	Term of Office and		Other Directorships
With the Fund	Length of Service+	Principal Occupation	Held by Director
Independent Directors and Nominees:
Fred J.	Diversified High	Private investor (2020 –	None
Ricciardi (77)	Income Fund, Inc.:	present); Consultant (investment
Director	Class II Director since	company services) (2012 –
Nominee	2014. Term expires in	2020); Executive Vice President,
	2024.	BNY Mellon (financial and
	Pioneer Floating Rate	investment company services)
	Fund, Inc.: Class III	(1969 – 2012); Director, BNY
	Director since 2014. Term	International Financing Corp.
	expires in 2024.	(financial services) (2002 –
2012); Director, Mellon Overseas
	Pioneer High Income	Investment Corp. (financial
	Fund, Inc.: Class I	services) (2009 – 2012);
	Director since 2014. Term	Director, Financial Models
	expires in 2024.	(technology) (2005-2007);
Director, BNY Hamilton Funds,
Ireland (offshore investment
companies) (2004-2007);
Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland
(financial services) (1999-2006);
Chairman, BNY Alternative
Investment Services, Inc.
(financial services) (2005-2007)

Name, Age and
Position Held	Term of Office and		Other Directorships
With the Fund	Length of Service	Principal Occupation	Held by Director
Interested Directors:
Lisa M. Jones	Pioneer Diversified	Director, CEO and President of	Director of Clearwater
(62)**	High Income Fund,	Amundi US, Inc. (investment	Analytics (provider of
Director,	Inc.: Class III Director	management firm) (since	web-based investment
President and	since 2014. Term expires	September 2014); Director, CEO	accounting software
Chief Executive	in 2025.	and President of Amundi Asset	for reporting and
Officer		Management US, Inc. (since	reconciliation services)
	Pioneer Floating Rate	September 2014); Director,	(September 2022 –
	Fund, Inc.: Class I	CEO and President of Amundi	present)
	Director since 2014. Term	Distributor US, Inc. (since
	expires in 2025.	September 2014); Director,
CEO and President of Amundi
	Pioneer High Income	Asset Management US, Inc.
	Fund, Inc.: Class II	(since September 2014); Chair,
	Director since 2014. Term	Amundi US, Inc., Amundi
	expires in 2025.	Distributor US, Inc. and Amundi
Asset Management US, Inc.
(September 2014 – 2018);
Managing Director, Morgan
Stanley Investment Management
(investment management
firm) (2010 – 2013); Director
of Institutional Business, CEO
of International, Eaton Vance
Management (investment
management firm) (2005 –
2010); Director of Amundi
Holdings US, Inc. (since 2017)

Name, Age and
Position Held	Term of Office and		Other Directorships
With the Fund	Length of Service	Principal Occupation	Held by Director
Interested Directors:
Marco	Diversified High	Executive Vice President and	None
Pirondini	Income Fund, Inc.:	Chief Investment Officer of
(57)**	Class I Director since	Amundi Asset Management US,
Director and	2024. Term expires in	Inc. since January 2024; Senior
Executive Vice	2026.	Managing Director and Head of
President		Equities U.S. of Amundi US from
	Pioneer Floating Rate	2010 to December 2023
Fund, Inc.: Class II
Director since 2024. Term
expires in 2026.
Pioneer High Income
Fund, Inc.: Class III
Director since 2024. Term
expires in 2026.

+	Each Director holds office until his or her successor shall have been duly elected and qualify. Any Director nominated for re-election as a Director who fails to receive the requisite vote for re-election at an annual meeting of stockholders, and whose successor has neither been elected nor qualified, shall holdover. Except as otherwise provided by applicable law, such holdover Director shall continue to serve as Director until his or her successor is elected and qualified, or until he or she sooner dies, resigns, retires or is disqualified or removed from office as provided in each fund’s Charter.
*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as independent outside legal counsel to the Independent Directors of each Pioneer Fund.
**	Ms. Jones and Mr. Pirondini are Interested Directors because they are an officer or director of each fund’s investment adviser and certain of its affiliates.

Responsibilities of the Board of Directors

The Board is responsible for overseeing each fund’s management and operations. The Chairman of the Board is an Independent Director. Independent Directors constitute at least 75% of the Board.

During the most recent fiscal year of each of Pioneer Diversified High Income Fund, Inc. and Pioneer High Income Fund, Inc. the Board held 8 meetings. During the most recent fiscal year of Pioneer Floating Rate Fund, Inc., the Board held 7 meetings. All of the current Directors and committee members of each fund then serving attended at least 75% of the meetings of the Board and applicable committees, if any, held during that fund’s most recent fiscal year.

The funds do not have a policy on Director attendance at the annual meeting. For each fund, one Director attended the 2023 annual meeting of stockholders.

The Directors were selected or nominated to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Director; as to each Independent Director, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Ms. Jones and Mr. Pirondini, their association with Amundi US. Each Director also serves on the Boards of Directors of other exchange-listed closed-end funds, a closed-end interval fund, and open-end funds, all part of the Pioneer Funds complex, and has substantial experience protecting fund stockholders’ interests. As part of their service on the boards of Pioneer closed-end funds’, the nominees regularly evaluate issues unique to closed-end funds, including the discount at which closed-end funds’ shares may trade relative to their net asset value per share. Each of the Independent Directors also was selected to join the Board based on the criteria and principles set forth in the charter of each fund’s Governance and Nominating Committee, as then in effect. In addition to individual attributes, the value of diversity is considered. In evaluating an incumbent Director’s prospective service on the Board, the Director’s experience in, and ongoing contributions toward, overseeing that fund’s business as a Director also are considered.

In addition, the following specific experiences, qualifications, attributes and/or skills apply as to each Director: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Dr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Ms. Jones, investment management experience as an executive and leadership roles with Amundi US and its affiliates; and Mr. Pirondini, portfolio management experience and leadership roles with Amundi US. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

Under the MGCL, the appointment, designation (including in any proxy or registration statement or other document) of a Director as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, does not impose on that person any standard of care or liability that is greater than that imposed on that person as a Director in the absence of the appointment, designation or identification, and no Director who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, is held to a higher standard of care by virtue thereof.

Board Committees

The Board currently has four standing committees: the Independent Directors Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Director (the “Chairs”) and all members of each committee are Independent Directors.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Directors consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the funds’ affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee*, each of which he is a non-voting, ex-officio member.

During the most recent fiscal year for each fund, the Audit Committee, Governance and Nominating Committee, Independent Directors Committee, Policy Administration Committee and Valuation Committee* of each fund held the following meetings:

	4/30/2024	11/30/2023	3/31/2024
	Pioneer	Pioneer	Pioneer
	Diversified High	Floating Rate	High Income
	Income Fund, Inc.	Fund, Inc.	Fund, Inc.
Audit Committee	8	8	8
Governance and
Nominating Committee	6	5	5
Independent Directors
Committee	6	6	6
Policy Administration
Committee	4	4	4
Valuation Committee*	3	4	3

*	The Valuation Committee was combined with the Audit Committee on January 22, 2024.

Independent Directors Committee: John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Directors Committee is comprised of all of the Independent Directors. The Independent Directors Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Directors under the 1940 Act, including the assessment and review of each fund’s advisory agreement and other related party contracts. The Independent Directors Committee also considers issues that the Independent Directors believe it is advisable for them to consider separately from the Interested Directors.

Audit Committee: Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

Each fund’s Audit Committee is comprised of only Independent Directors who are “independent” as defined in the applicable New York Stock Exchange (“NYSE”) and NYSE American (Pioneer Diversified High Income Fund, Inc.) listing standards relating to closed-end funds. The Board of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

•	Assist the Board’s oversight and monitoring of: (i) the integrity of the fund’s financial statements; (ii) the fund’s compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm’s qualifications, performance and independence; and (iv) the performance of the fund’s internal audit function; and
•	Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K to be included in the fund’s annual proxy statement and other filings.

The Audit Committee charter is available on Amundi US’s website: amundi.com/US. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement. The information contained on Amundi US’s website is not part of, or incorporated by reference in, this proxy statement.

In addition, the Audit Committee reviews the reports and other information provided to the Committee by Amundi US, as the valuation designee of the Fund, and assists the Board in the oversight of Amundi US as the valuation designee of the funds

Each fund’s Board has determined that the fund has at least one audit committee financial expert serving on its Audit Committee. Mr. Ricciardi, an Independent Director, serves on each Audit Committee and has been determined to be an audit committee financial expert.

Audit Committee Report

The Audit Committee reports that it has (1) reviewed and discussed each fund’s audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (the “SEC”); and (3) received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm that firm’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Fund, Inc. for the fiscal year ended November 30, 2023, the Annual Report for Pioneer High Income Fund, Inc. for the fiscal year ended March 31, 2024 and the Annual Report for Pioneer Diversified High Income Fund, Inc. for the fiscal year ended April 30, 2024.

The members of each fund’s Audit Committee are:

Benjamin M. Friedman
Craig C. MacKay
Lorraine H. Monchak
Fred J. Ricciardi (Chair)

Governance and Nominating Committee: John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

All members of the Governance and Nominating Committee are independent under the applicable NYSE and NYSE American listing standards relating to closed-end funds, and are not “interested persons,” as defined in the 1940 Act, of each fund. The Board of each fund has adopted a written charter for the Governance and Nominating Committee, which is available on Amundi US’s website: amundi.com/US. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

The Governance and Nominating Committee considers governance matters affecting the Board and each fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Directors as a whole, and reviews and recommends to the Independent Directors Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Directors’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Directors Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Directors. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Directors and the spectrum of desirable experience, expertise and characteristics for Independent Directors as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Directors and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a stockholder or recommended by any Director, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Directors and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by stockholders. The Governance and Nominating Committee also strives to achieve diversity of the Board with respect to attributes such as race, ethnicity, gender, cultural background and professional experience when reviewing candidates for any Board vacancies. The Directors who are not Independent Directors and the officers of each fund are nominated and selected by the Board.

The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Directors to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Director, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund; (iii) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Director, to understand the fund and the responsibilities of a director of an investment company; (iv) the nominee’s ability to understand the sometimes conflicting interests of the fund and the management company, and to act in the interests of the fund; (v) whether the nominee has, or appears to have, a conflict of interest that would impair his or her ability to represent the interests of all stockholders and to fulfill the responsibilities of a director; (vi) that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law; (vii) nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out; (viii) nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers; (ix) nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and (x) nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Directors’ oversight of each fund’s affairs, based on the then current composition and skills of the Independent Directors and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Director. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Directors in the context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. In addition, the Governance and Nominating Committee charter provides that the Committee shall strive to achieve diversity of the Board with respect to attributes such as race, ethnicity, gender, cultural background and professional experience when reviewing candidates for any Board vacancies, and further provides, as noted above, that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any stockholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Directors or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the committee in a search for a qualified candidate.

The Governance and Nominating Committee will consider recommendations for board membership by stockholders. In evaluating a nominee recommended by a stockholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the Board determines to include a stockholder’s candidate among the slate of Board nominees, the candidate’s name will be placed on that fund’s proxy card.

The Governance and Nominating Committee initiated the recommendation of each of the non-interested nominees to serve as an Independent Director.

With respect to the re-nomination of an existing Independent Director, the Governance and Nominating Committee and the Independent Directors Committee use the criteria and the principles set forth above, as revised from time to time, to guide the selection process.

Stockholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Director c/o the Secretary of the fund at the address on the notice of this annual meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

Policy Administration Committee: Thomas J. Perna (Chair), John E. Baumgardner, Jr., and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors each fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the funds’ policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of each fund in the interests of stockholders, the Board has established a framework for the oversight of various risks relating to the funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Amundi US and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other fund service providers.

Each fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of a fund.

Most of the funds’ investment management and business operations are carried out by or through Amundi US, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the funds’ service providers could have a material adverse effect on a fund and its stockholders.

Under the overall supervision of the Board or the applicable committee of the Board, each fund, or Amundi US and the affiliates of Amundi US, or other service providers to each fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds’ and Amundi US’s chief compliance officer and Amundi US’s chief risk officer and director of internal audit, as well as various personnel of Amundi US and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Directors related to risks typically are summaries of relevant information.

The Board recognizes that not all risks that may affect a fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the funds or Amundi US and its affiliates or other service providers. Because most of the funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. As a result of the foregoing and other factors, each fund’s ability to manage risk is subject to substantial limitations.

It is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The following table indicates the value of shares that each Director or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2024, the most recent practicable date prior to the filing of this Proxy Statement with the SEC. Beneficial ownership is determined in accordance with SEC Rule 13d-3(d)(1). The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2024. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Aggregate Dollar
Range of Equity
Securities in All
Pioneer Funds
Overseen or to
	Dollar Range of	be Overseen
	Equity Securities	by Directors
Name of Directors or Nominees	in each Fund	or Nominees
INTERESTED DIRECTORS or NOMINEES
$0 [1]
Lisa M. Jones	$0 [2]	Over $100,000
$0 [3]
$0 [1]
Marco Pirondini*	$0 [2]	Over $100,000
$0 [3]

INDEPENDENT DIRECTORS or NOMINEES
$0 [1]
John E. Baumgardner, Jr.	$0 [2]	Over $100,000
$0 [3]
$0 [1]
Diane Durnin	$0 [2]	Over $100,000
$0 [3]
$0 [1]
Benjamin M. Friedman	$0 [2]	Over $100,000
$0 [3]
$0 [1]
Craig C. MacKay	$0 [2]	Over $100,000
$0 [3]
$0 [1]
Lorraine H. Monchak	$0 [2]	Over $100,000
$0 [3]
$0 [1]
Thomas J. Perna	$0 [2]	Over $100,000
$0 [3]
$0 [1]
Fred J. Ricciardi	$0 [2]	Over $100,000
$0 [3]

[1]	Shares held in Pioneer High Income Fund, Inc.
[2]	Shares held in Pioneer Diversified High Income Fund, Inc.
[3]	Shares held in Pioneer Floating Rate Fund, Inc.
*	Mr. Pirondini was elected as a Director on January 22, 2024.

As of December 31, 2023, the Directors, any nominee for election as a Director and the executive officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of each fund.

For each of the funds, during the most recent fiscal year, none of the Independent Directors or any nominee for election as an Independent Director engaged in the purchase or sale of securities of Amundi US, Amundi, Amundi US, Inc. or any other entity in a control relationship to Amundi US or Amundi Distributor US, Inc.

Material Relationships of the Independent Directors

Mr. Baumgardner, an Independent Director, is Of Counsel to Sullivan & Cromwell LLP, which acts as independent counsel to the Independent Directors of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Pioneer Funds was approximately $404,966 and $660,871 in each of 2022 and 2023.

Executive Officers of the Funds

In addition to Ms. Jones, who serves as the President and Chief Executive Officer of each fund, and Mr. Pirondini, who serves as the Executive Vice President of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board and serves until his or her successor is duly elected and qualifies or until his or her resignation or removal by the Board. Each of the executive officers of the funds is an employee of Amundi US and none of the executive officers are employees of the funds. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each fund	Principal occupation(s)
Christopher J. Kelley	Senior Vice President and Deputy General Counsel of
(59)	Amundi US since March 2024; Vice President and
Secretary and Chief Legal Officer	Associate General Counsel of Amundi US from
January 2008 to March 2024; Secretary and Chief
Legal Officer of all of the Pioneer Funds since June
2010; Assistant Secretary of all of the Pioneer Funds
from September 2003 to May 2010; Vice President
and Senior Counsel of Amundi US from July 2002 to
December 2007
Thomas Reyes	Associate General Counsel of Amundi US since
(61)	March 2023; Assistant Secretary of all the Pioneer
Assistant Secretary	Funds since June 2010; Assistant General Counsel
of Amundi US from May 2013 to March 2023 and
Counsel of Amundi US from June 2007 to May 2013

Name, age and position with each fund	Principal occupation(s)
Heather L. Melito-Dezan	Director - Trustee and Board Relationships of
(47)	Amundi US since September 2019; Assistant
Assistant Secretary	Secretary of Amundi US, Inc. since July 2020:
Assistant Secretary of Amundi Asset Management
US, Inc. since July 2020: Assistant Secretary
of Amundi Distributor US, Inc. since July 2020;
Assistant Secretary of all the Pioneer Funds since
September 2022; Private practice from 2017 – 2019
Anthony J. Koenig, Jr.	Managing Director, Chief Operations Officer and
(58)	Fund Treasurer of Amundi US since May 2021;
Treasurer and Chief Financial and	Treasurer of all of the Pioneer Funds since May
Accounting Officer	2021; Assistant Treasurer of all of the Pioneer Funds
from January 2021 to May 2021; and Chief of Staff,
US Investment Management of Amundi US from
May 2008 to January 2021
Luis I. Presutti	Director – Fund Treasury of Amundi US since
(58)	1999; and Assistant Treasurer of all of the
Assistant Treasurer	Pioneer Funds since 1999
Gary Sullivan	Senior Manager – Fund Treasury of Amundi US
(65)	since 2012; and Assistant Treasurer of all of the
Assistant Treasurer	Pioneer Funds since 2002
Antonio Furtado	Fund Oversight Manager – Fund Treasury of
(41)	Amundi US since 2020; Assistant Treasurer of all
Assistant Treasurer	of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick	Vice President - Deputy Fund Treasurer of
(53)	Amundi US since May 2021; Assistant Treasurer
Assistant Treasurer	of all of the Pioneer Funds since July 2021; Director
of Regulatory Reporting of Amundi US from
2001 – 2021; and Director of Tax of Amundi US from
2000 – 2001
John Malone	Managing Director, Chief Compliance Officer of
(53)	Amundi US Asset Management; Amundi Asset
Chief Compliance Officer	Management US, Inc.; and the Pioneer Funds
since September 2018; Chief Compliance Officer of
Amundi Distributor US, Inc. since January 2014
Brandon Austin	Director, Financial Security – Amundi Asset
(52)	Management; Anti-Money Laundering Officer of
Anti-Money Laundering Officer	all the Pioneer Funds since March 2022; Director of
Financial Security of Amundi US since July 2021;
Vice President, Head of BSA, AML and OFAC, Deputy
Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm)
(2013 – 2021)

Compensation of Directors and Executive Officers

The Independent Directors review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Directors and attendance at meetings. The compensation paid to the Directors is then allocated among the funds as follows:

•	each fund with assets less than $250 million pays each Independent Directors an annual fee of $1,000.
•	the remaining compensation of the Independent Directors is allocated to each fund with assets greater than $250 million based on the fund’s net assets.
•	the Interested Directors receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Directors an annual fee of $200. Amundi US reimburses these funds for the fees paid to the Interested Directors.

Each fund does not pay any salary or other compensation to its executive officers, none of whom are employees of the funds. Amundi US or its affiliates compensate the funds’ executive officers, who are also officers or employees of Amundi US or its affiliates. The funds pay a portion of the chief compliance officer’s compensation for his services as the funds’ chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation.

No Director has pension or retirement benefits accrued as a part of fund expenses.

The following tables set forth certain information with respect to the compensation paid to the Directors/nominees by each fund and by all funds in the Fund Complex for the fund’s most recent fiscal year.†

Pioneer High Income Fund, Inc. and Pioneer Diversified High Income Fund, Inc.:

			Total
		Pioneer	Compensation
	Pioneer	Diversified	from the Funds
	High Income	High Income	and Other
Name of Director	Fund, Inc.	Fund, Inc.	Pioneer Funds[1]
Interested Directors:
Lisa M. Jones	$0.00	$0.00	$0.00
Marco Pirondini[2]	$0.00	$0.00	$0.00
Kenneth J. Taubes[3]	$0.00	$0.00	$0.00

			Total
		Pioneer	Compensation
	Pioneer	Diversified	from the Funds
	High Income	High Income	and Other
Name of Director	Fund, Inc.	Fund, Inc.	Pioneer Funds[1]
Independent Directors:
John E. Baumgardner, Jr.	$1,604.83	$1,000.00	$312,100.00
Diane Durnin	$1,576.67	$1,000.00	$299,762.00
Craig C. MacKay	$1,564.10	$1,000.00	$294,177.00
Benjamin M. Friedman	$1,648.56	$1,000.00	$331,190.00
Lorraine H. Monchak	$1,660.35	$1,000.00	$336,353.00
Thomas J. Perna	$1,810.75	$1,000.00	$402,100.00
Fred J. Ricciardi	$1,647.14	$1,000.00	$330,853.00

†	The most recent fiscal year end for Pioneer High Income Fund, Inc. is March 31, 2024 and the most recent fiscal year end for Pioneer Diversified High Income Fund, Inc. is April 30, 2024.
[1]	As of the fiscal year ended March 31, 2024, there were 46 U.S. registered funds in the Pioneer Funds.
[2]	Mr. Pirondini was elected as a Director of the fund on January 22, 2024.
[3]	Mr. Taubes retired as a Director of the Pioneer Funds effective January 1, 2024.

Pioneer Floating Rate Fund, Inc.:
		Total
		Compensation
	Pioneer	from the Funds
	Floating Rate	and Other
Name of Director	Fund, Inc.	Pioneer Funds[1]
Interested Directors:
Lisa M. Jones	$0.00	$0.00
Marco Pirondini[2]	$0.00	$0.00
Kenneth J. Taubes[3]	$0.00	$0.00

		Total
		Compensation
	Pioneer	from the Funds
	Floating Rate	and Other
Name of Director	Fund, Inc.	Pioneer Funds[1]
Independent Directors:
John E. Baumgardner, Jr.	$1,000.00	$306,100.00
Diane Durnin	$1,000.00	$293,763.00
Benjamin M. Friedman	$1,000.00	$329,775.00
Craig C. MacKay	$1,000.00	$292,763.00
Lorraine H. Monchak	$1,000.00	$334,939.00
Thomas J. Perna	$1,000.00	$396,100.00
Fred J. Ricciardi	$1,000.00	$329,439.00

†	The most recent fiscal year end for Pioneer Floating Rate Fund, Inc. is November 30, 2023.
[1]	As of the fiscal year ended November 30, 2023, there were 47 U.S. registered funds in the Pioneer Funds.
[2]	Mr. Pirondini was elected as a Director of the fund effective January 22, 2024.
[3]	Mr. Taubes retired as a Director of the Pioneer Funds effective January 1, 2024.

Investment Adviser and Administrator

Amundi US, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of June 30, 2024, Amundi had more than $2.3 trillion in assets under management worldwide. As of June 30, 2024, Amundi US (and its U.S. affiliates) had over $108 billion in assets under management.

Required Stockholder Vote

In accordance with the Bylaws for each of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc., a majority of all of the votes entitled to be cast at a meeting of stockholders duly called and at which a quorum is present is required to elect each nominee for Director.

-	Mr. MacKay, Mr. Perna and Mr. Ricciardi are the current nominees for election as Class II Directors of Pioneer Diversified High Income Fund, Inc.; Class III Directors of Pioneer Floating Rate Fund, Inc.; and Class I Directors of Pioneer High Income Fund, Inc.

Board Recommendation

For the reasons set forth above, the Directors of your fund unanimously recommend that stockholders vote FOR each of Mr. MacKay, Mr. Perna and Mr. Ricciardi.

AUDITOR INFORMATION

Each fund’s Board, with the approval and recommendation of the Audit Committee, has selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for the fund’s current fiscal year. Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the funds. Deloitte & Touche LLP replaced Ernst & Young LLP. Ernst & Young LLP resigned as each fund’s independent registered public accounting firm, effective March 25, 2024. Ernst & Young LLP served as the independent registered public accounting firm for Pioneer High Income Fund, Inc. for the fiscal year ended March 31, 2023, Pioneer Diversified High Income Fund, Inc. for the fiscal year ended April 30, 2023, and Pioneer Floating Rate Fund, Inc. for the fiscal years ended November 30, 2023 and November 30, 2022. Deloitte & Touche LLP served as the independent registered public accounting firm for Pioneer High Income Fund, Inc. for the fiscal year ended March 31, 2024 and Pioneer Diversified High Income Fund, Inc. for the fiscal year ended April 30, 2024.

During the periods that Ernst & Young LLP served as each fund’s independent registered public accounting firm, including each fund’s two most recent fiscal years, Ernst & Young LLP’s reports on each fund’s financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. During the periods that Ernst & Young LLP served as each fund’s independent registered public accounting firm, including each fund’s two most recent fiscal years, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods. In addition, there have been no reportable events related to the funds, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Audit Fees

The following are aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the most recently completed fiscal year and Ernst & Young LLP for the prior fiscal year for its audit of each fund’s annual financial statements and fees related to services that are normally provided by Deloitte & Touche LLP and Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

	For the fiscal year	For the fiscal year
	ended 3/31/2024	ended 3/31/2023
Pioneer High Income Fund, Inc.	$43,900.00	$42,215.00
	For the fiscal year	For the fiscal year
	ended 4/30/2024	ended 4/30/2023
Pioneer Diversified High
Income Fund, Inc.	$43,900.00	$42,215.00
	For the fiscal year	For the fiscal year
	ended 11/30/2023	ended 11/30/2022
Pioneer Floating Rate Fund, Inc.	$68,869.00	$66,220.00

Audit-Related Fees

The following are aggregate audit-related fees billed for assurance and related services by Deloitte & Touche LLP and Ernst & Young LLP to each fund that are related to agreed upon procedures related to the ratings of each fund’s Preferred Stock (if any) for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

	For the fiscal year	For the fiscal year
	ended 3/31/2024	ended 3/31/2023
Pioneer High Income Fund, Inc.	$0.00	$2,064.47
	For the fiscal year	For the fiscal year
	ended 4/30/2024	ended 4/30/2023
Pioneer Diversified High
Income Fund, Inc.	$0.00	$898.95
	For the fiscal year	For the fiscal year
	ended 11/30/2023	ended 11/30/2022
Pioneer Floating Rate Fund, Inc.	$813.88	$324.89

Tax Fees

The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Deloitte & Touche LLP and Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

	For the fiscal year	For the fiscal year
	ended 3/31/2024	ended 3/31/2023
Pioneer High Income Fund, Inc.	$10,500.00	$10,105.00

	For the fiscal year	For the fiscal year
	ended 4/30/2024	ended 4/30/2023
Pioneer Diversified High
Income Fund, Inc.	$10,600.00	$10,213.00
	For the fiscal year	For the fiscal year
	ended 11/30/2023	ended 11/30/2022
Pioneer Floating Rate Fund, Inc.	$10,621.00	$10,213.00

All Other Fees

There were no fees billed for other services rendered by Deloitte & Touche LLP or Ernst & Young LLP to the funds.

Affiliates’ Fees for Non-Audit Services Required to be Pre-Approved

Each fund’s Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the fund. Affiliates include the fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund (hereinafter referred to as “affiliates” of the fund). For the fiscal years ended March 31, 2024 and 2023, for Pioneer High Income Fund, Inc., there were no services provided to an affiliate that required the fund’s Audit Committee pre-approval. For the fiscal years ended April 30, 2024 and 2023, for Pioneer Diversified High Income Fund, Inc., there were no services provided to an affiliate that required the fund’s Audit Committee pre-approval. For the fiscal years ended November 30, 2023 and 2022, for Pioneer Floating Rate Fund, Inc., there were no services provided to an affiliate that required the fund’s Audit Committee pre-approval.

General Audit Committee Approval Policy

•	For all projects, each of the officers of the funds and the funds’ independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.
•	Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by each fund’s Audit Committee.
•	At least quarterly, each fund’s Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each fund and (b) all non-audit services to be provided by the fund’s independent public accounting firm to Amundi US and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee may delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

The Audit Committee may not approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the fund by the independent registered public accounting firm, other than those provided to a fund in connection with an audit or a review of the financial statements of the fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by each fund’s Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a fund, Amundi US and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the fund, (ii) Amundi US and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Deloitte & Touche LLP and Ernst & Young LLP for services rendered to each fund and its affiliates, as previously defined, were as follows.

	For the fiscal year	For the fiscal year
	ended 3/31/2024	ended 3/31/2023
Pioneer High Income Fund, Inc.	$0.00	$0.00
	For the fiscal year	For the fiscal year
	ended 4/30/2024	ended 4/30/2023
Pioneer Diversified High
Income Fund, Inc.	$0.00	$0.00
	For the fiscal year	For the fiscal year
	ended 11/30/2023	ended 11/30/2022
Pioneer Floating Rate Fund, Inc.	$0.00	$0.00

The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Deloitte & Touche LLP to each fund and its affiliates is compatible with maintaining Deloitte & Touche LLP’s independence in performing audit services.

Representatives of Deloitte & Touche LLP will be available at the annual meeting, will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

INFORMATION CONCERNING THE MEETINGS

Outstanding Shares and Quorum

As of the record date, August 9, 2024, the following shares of Common Stock were outstanding for each fund:

Common Stock
Pioneer Diversified High
Income Fund, Inc.	8,334,759
Pioneer Floating Rate
Fund, Inc	12,374,933
Pioneer High Income
Fund, Inc	29,341,635

Only stockholders of record as of the close of business on the record date are entitled to notice of and to vote at the annual meeting. The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the annual meeting (without regard to class) on such matters shall constitute a quorum for the transaction of business on such matters.

Ownership of Shares of the Funds

Pioneer Diversified High Income Fund, Inc.

To the best of the fund’s knowledge, as of August 9, 2024, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record 8,333,947.625 shares, equal to approximately 99.99% of the fund’s outstanding Common Stock, including the shares shown below:

Name and Address of	Share	Number
Beneficial Owner	Class	of Shares	% of Class
Karpus Investment Management
183 Sully’s Trail,
Pittsford, New York 14534	Common	1,221,203	14.65%(1)
Sit Investment Associates, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	Common	482,096	5.78%(2)

(1) Based on Schedule 13G/A filed by Karpus Investment Management on February 13, 2024.

(2) Based on Schedule 13G filed by Sit Investment Associates, Inc. on February 7, 2024.

Pioneer Floating Rate Fund, Inc.

To the best of the fund’s knowledge, as of August 9, 2024, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record 12,374,826.691 shares, equal to approximately 99.99% of the fund’s outstanding Common Stock.

Pioneer High Income Fund, Inc.

To the best of the fund’s knowledge, as of August 9, 2024, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record 29,309,280.734 shares, equal to approximately 99.89% of the fund’s outstanding Common Stock.

Stockholder Proposals

Under Rule 14a-8 of the Exchange Act (relating to stockholder proposals), any stockholder proposal that may properly be included in your fund’s proxy statement for the 2025 annual meeting, must be received by the Secretary of the fund at the fund’s principal office at 60 State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date the fund’s proxy statement for the 2024 annual meeting was released to its stockholders, or on or before April 23, 2025. A proposal or nomination that is not to be included in a fund’s proxy statement may be made at the 2025 annual meeting for such fund only if it is received by the Secretary of the fund at the fund’s principal office at 60 State Street, Boston, Massachusetts 02109 not earlier than 150 days (i.e., March 24, 2025) and not later than 5:00 p.m., Eastern Time, 120 days (i.e., April 23, 2025) before the anniversary of the date of the fund’s proxy materials for the 2024 annual meeting provided, however, that in the event that the date of the 2025 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the 2024 annual meeting, notice by a stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2025 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2025 annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the fund. The funds’ Bylaws require that certain information must be provided by the stockholder to the fund when notice of a nominee for election as a Director or proposal is submitted to the fund.

The submission by a stockholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc., currently expect to hold the next annual stockholders’ meeting on or about October 2, 2025, which date is subject to change. Stockholder proposals are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Annual Meeting

Stockholders who execute proxies or provide voting instructions by telephone or the Internet generally have the power to revoke them at any time before a vote is taken on a proposal by executing a superseding proxy or by submitting a notice of revocation to the

Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a stockholder present at the meeting may withdraw his or her proxy and vote at the meeting. All shares represented by properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby for the election of each of the nominees for election as a Director, as described above, and will vote in their discretion in connection with the transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof.

Only stockholders of record as of the close of business on the record date are entitled to notice of and to vote at the meeting.

For each of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc.: the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting by holders of stock of such fund shall constitute a quorum for the transaction of business at the meeting.

An inspector of elections appointed for the meeting will determine whether a quorum is present and will tabulate votes cast at the meeting. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum.

Abstentions and “broker non-votes,” if any, will be treated as present for purposes of determining a quorum. “Broker non-votes” occur when a broker or nominee holding shares in “street name” does not vote on a proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. However, because the funds understand that a broker or nominee may exercise discretionary voting power with respect to Proposal 1, and there are no other proposals expected to come before the meeting for which a broker or nominee would not have discretionary voting authority, the funds do not anticipate that there will be any “broker non-votes” at the meeting.

On any matter submitted to a vote of stockholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

Stockholders may not cumulate votes for Director nominees. The last proxy card submitted by a stockholder will be counted. Stockholders do not have rights of appraisal or similar rights of dissenters in connection with the election of Directors.

As discussed more fully under Proposal 1 above, nominees must be elected by a majority of all the votes entitled to be cast at a meeting of stockholders duly called and at which a quorum is present. Because the required vote for Proposal 1 is based on the number of votes the fund’s stockholders are entitled to cast rather than on the number of votes cast, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee), abstentions and “broker non-votes” (if any) will have the same effect as voting “AGAINST” the election of the directors.

As previously disclosed, the Board of Directors of each fund has adopted a resolution to opt in to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Generally, the MCSAA provides that a holder of “control shares” (as defined in the MCSAA) of a Maryland corporation (e.g., a fund) acquired in a “control share acquisition” (as defined in the MCSAA) will not be entitled to vote its control shares unless the other stockholders of the corporation reinstate those voting rights. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. There can be no assurance that the MCSAA will be enforceable with respect to the funds.

Adjournments

The annual meeting with respect to one or more funds may, by action of the chair of the meeting and without any action by stockholders, be adjourned from time to time with respect to one or more matters to be considered at the annual meeting to a later date and time and at a place announced at the annual meeting, whether or not a quorum is present with respect to such matter, and the meeting may be held as adjourned without further notice other than announcement at the meeting, provided that the new meeting date is not more than 120 days from the original record date. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the meeting is adjourned with respect to any other proposal. The meeting may be postponed prior to the meeting. If the annual meeting with respect to a fund is postponed, that fund will give notice of the postponed meeting to stockholders.

Method of Solicitation and Expenses

The cost of preparing, printing and mailing the enclosed proxy statement, accompanying Notice of Annual Meeting of Stockholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Amundi US may, at the funds’ expense, have one or more of the funds’ officers, representatives or compensated third-party agents, including Amundi US and Amundi Distributor US, Inc., aid in the solicitation of proxies by personal interview or telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Each fund has retained EQ Fund Solutions, LLC to assist in the proxy solicitation. The cost of services for all solicitations covered by this proxy statement is estimated at approximately $97,100.

Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. In the case of telephone voting, stockholders would be called at the phone number the transfer agent, Equiniti Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The stockholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, stockholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Other Business

While the meeting has been called to transact any business that may properly come before it, the only matter that the Board intends to present is that matter stated in the attached notice of annual meeting. However, if any additional matters properly come before the annual meeting, and on all matters incidental to the conduct of the meeting, the persons named as proxies will vote in their discretion on such matters unless instructed to the contrary.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher J. Kelley
Chief Legal Officer and Secretary

August 21, 2024

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33906-00-0824

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Pioneer Diversified High Income Fund, Inc.

(“HNW” or the “Fund”)

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 3, 2024

This proxy is solicited on behalf of the Board of Directors of the Fund. I (we) the undersigned holder(s) of shares of common stock of the Fund, having received notice of the meeting and proxy statement, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of the Fund scheduled to be held on October 3, 2024, at 2:00 p.m. Eastern Time at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110 and any adjournments, postponements, continuation or rescheduling thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of common stock of the Fund which I (we) would possess if personally present. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments, postponements, continuation or rescheduling thereof).

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (877) 361-7966. Representatives are available to assist you Monday through Friday 9:00am – 10:00pm Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 3, 2024. The proxy statement for this meeting is available at: https://vote.proxyonline.com/pioneer/docs/2024proxy.pdf

Pioneer Diversified High Income Fund, Inc.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD
SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” each Nominee listed in Proposal 1 below. The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Annual Meeting of Stockholders or any adjournments, postponements, continuation or rescheduling thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

			FOR	AGAINST	ABSTAIN
To elect three Class II Directors of the Fund, as named in the proxy
1	.	statement, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:
		1a. Craig C. MacKay	○	○	○
		1b. Thomas J. Perna	○	○	○
		1c. Fred J. Ricciardi	○	○	○
To consider and act upon any other business that may properly come
2	.	before the Annual Meeting or any adjournments, postponements, continuation or rescheduling thereof.

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Pioneer Floating Rate Fund, Inc.

(“PHD” or the “Fund”)

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 3, 2024

This proxy is solicited on behalf of the Board of Directors of the Fund. I (we) the undersigned holder(s) of shares of common stock of the Fund, having received notice of the meeting and proxy statement, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of the Fund scheduled to be held on October 3, 2024, at 2:00 p.m. Eastern Time at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110 and any adjournments, postponements, continuation or rescheduling thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of common stock of the Fund which I (we) would possess if personally present. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments, postponements, continuation or rescheduling thereof).

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (877) 361-7966. Representatives are available to assist you Monday through Friday 9:00am – 10:00pm Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 3, 2024. The proxy statement for this meeting is available at: https://vote.proxyonline.com/pioneer/docs/2024proxy.pdf

Pioneer Floating Rate Fund, Inc.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD
SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” each Nominee listed in Proposal 1 below. The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Annual Meeting of Stockholders or any adjournments, postponements, continuation or rescheduling thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

			FOR	AGAINST	ABSTAIN
To elect three Class III Directors of the Fund, as named in the proxy
1	.	statement, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:
		1a. Craig C. MacKay	○	○	○
		1b. Thomas J. Perna	○	○	○
		1c. Fred J. Ricciardi	○	○	○
To consider and act upon any other business that may properly come
2	.	before the Annual Meeting or any adjournments, postponements, continuation or rescheduling thereof.

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Pioneer High Income Fund, Inc.

(“PHT” or the “Fund”)

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 3, 2024

This proxy is solicited on behalf of the Board of Directors of the Fund. I (we) the undersigned holder(s) of shares of common stock of the Fund, having received notice of the meeting and proxy statement, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of the Fund scheduled to be held on October 3, 2024, at 2:00 p.m. Eastern Time at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110 and any adjournments, postponements, continuation or rescheduling thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of common stock of the Fund which I (we) would possess if personally present. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments, postponements, continuation or rescheduling thereof).

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (877) 361-7966. Representatives are available to assist you Monday through Friday 9:00am – 10:00pm Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 3, 2024. The proxy statement for this meeting is available at: https://vote.proxyonline.com/pioneer/docs/2024proxy.pdf

PIONEER HIGH INCOME FUND, Inc.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD
SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” each Nominee listed in Proposal 1 below. The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Annual Meeting of Stockholders or any adjournments, postponements, continuation or rescheduling thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

			FOR	AGAINST	ABSTAIN
To elect three Class I Directors of the Fund, as named in the proxy
1	.	statement, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:
		1a. Craig C. MacKay	○	○	○
		1b. Thomas J. Perna	○	○	○
		1c. Fred J. Ricciardi	○	○	○
To consider and act upon any other business that may properly come
2	.	before the Annual Meeting or any adjournments, postponements, continuation or rescheduling thereof.

THANK YOU FOR VOTING